UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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Preliminary information statement

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Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

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Definitive information statement

DUNHAM FUNDS
(Name of Registrant as Specified in Its Charter)

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Dunham & Associates Investment Counsel, Inc.

10251 Vista Sorrento Parkway, Suite 200

San Diego, CA  92121-2706

(858) 964-0500   Fax: (858) 964-0555

September 24, 2013

Dear Shareholders:

The enclosed document is purely for informational purposes.  You are not being asked to vote or take action on any matter.  The document relates to the approval of a new Fee Schedule to the sub-advisory agreement pertaining to Corporate/Government Bond Fund (the “Fund”).

As described in the enclosed Information Statement, the Board of Trustees ("Trustees" or "Board") of the Dunham Funds has approved a new Exhibit A Fee Schedule (the “New Sub-Advisory Fee Schedule”) to the Sub-Advisory Agreement with Newfleet Asset Management LLC (“Newfleet or the Sub-Adviser”).

This information statement is being provided to shareholders of the Fund because the change in the Sub-Advisory fees may be deemed a material amendment to the Fund’s Sub-Advisory Agreement with Newfleet.

As always, please feel free to call us at 1-888-3DUNHAM (338-6426) with any questions you may have.

Sincerely,

Jeffrey A. Dunham

President

DUNHAM FUNDS

Dunham Corporate/Government Bond Fund

September 24, 2013

Principal Executive Office:
10251 Vista Sorrento Parkway, Suite 200
San Diego, CA  92121

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Dunham Corporate/Government Bond Fund (the “Fund”), a series of Dunham Funds (“Dunham Funds” or the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an Exemptive Order that Dunham Funds received from the U.S. Securities and Exchange Commission (the “SEC”) on September 26, 2006 (the “Order”). The Order permits Dunham Funds’ investment adviser, Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) to hire new investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of the Dunham Funds (the “Board of Trustees” or the “Board”), without obtaining shareholder approval.  Under the conditions of the Order, the Board must provide notice to shareholders within 90 days of appointing a new sub-adviser or implementing any material change in a sub-advisory agreement.

At a meeting held on June 25, 2013 (the “Meeting”), the Board, including a majority of the Independent Trustees, elected to approve a new Exhibit A Fee Schedule (the “New Fee Schedule”) to the sub-advisory agreement with Newfleet Asset Management LLC (“Newfleet”) (the “Sub-Advisory Agreement”).

This Information Statement is being supplied to shareholders to fulfill the notice requirement of the Order, and a notice regarding the website availability of this Information Statement will be mailed on or about September 24, 2013 to the Fund’s shareholders of record as of August 20, 2013 (the “Record Date”). This Information Statement describes the New Sub-Advisory Fee Schedule for the Fund.  As of the Record Date, there were issued and outstanding 455,441.355 Class A shares, 566,821.892 Class C shares, and 7,241,003.934 Class N shares of the Fund.  As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

I.

BACKGROUND

Dunham Funds is an open-end management investment company, commonly known as a “mutual fund,” and sells and redeems shares every day that it is open for business.  The Trust was organized as a Delaware statutory trust by a Declaration of Trust filed November 28, 2007, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund represents a separate series of beneficial interest in the Trust having different investment objectives, investment restrictions, investment programs and a different investment sub-adviser than the other series of the Trust.

The Adviser is located at 10251 Vista Sorrento Parkway, Suite 200, San Diego, California, 92121. Pursuant to an investment management agreement with the Trust on behalf of the Fund (the “Advisory Agreement”), Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages the operations of the Fund, reviews the performance of the sub-advisers and makes recommendations to the Trustees with respect to the retention and renewal of sub-advisory agreements.  The Advisory Agreement was most recently renewed by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on December 18, 2012.

As indicated above, the Adviser has obtained the Order from the SEC that permits the Adviser to enter into sub-advisory agreements with sub-advisers without obtaining shareholder approval.  The Adviser, subject to the review and approval of the Board of Trustees, selects sub-advisers for the Fund and supervises and monitors the performance of each sub-adviser.  The Trust may rely on the Order provided the Fund is managed by the Adviser and complies with the terms and conditions set forth in the application for the Order.

The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements without shareholder approval (except in the case of affiliated sub-advisers) whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders.

The Board of Trustees last voted to renew the Sub-Advisory Agreement with the prior Exhibit A Fee Schedule (“Prior Fee Schedule”) at a meeting held on December 18, 2012.  The Sub-Advisory Agreement was last approved by shareholders of the Fund on February 28, 2008. The New Fee Schedule is effective as of July 1, 2013.

II.

PRIOR FEE SCHEDULE FOR THE FUND

The Prior Fee Schedule was initially approved by the Board of Trustees on January 15, 2008 and dated March 1, 2008.

 Under the Advisory Agreement with Dunham & Associates, the Adviser receives a fixed fee paid monthly at a specified annual rate of the Fund’s average daily net assets.  Under the Prior Fee Schedule, Newfleet received a fulcrum fee from the Fund, which varied based on Newfleet’s performance as compared to the Fund’s benchmark index, the Barclays Aggregate Bond Index (the “Index”) over a rolling 12-month period; provided, however that the performance adjustment to the Base Fee (as hereinafter defined) was calculated daily during the first twelve months based on the average net assets of the Fund from Fund inception to date, and the comparative performance of the Fund (based on Class N share performance) to the Index from Fund inception to date, on the day of calculation.  Newfleet was rewarded when performance exceeded the Index and was penalized when performance was short of that of the Index.  No adjustment was made to the sub-advisory fees if performance fell within the “null zone,” defined as +/-10 bps (0.10%) relative to the Index, i.e., a range where performance differences are not meaningful.

The Fund’s Fulcrum Fee (as hereinafter defined) was calculated using an annual base sub-advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s performance over a rolling twelve-month period (or, during the first twelve months, as described above), relative to the Index (the “Performance Fee”).  The Base Fee under the Prior Fee Schedule was 0.35%.  The Performance Fee could adjust the Base Fee up or down by as much as +/- 0.15%, such that the sub-advisory fee could vary from 0.20% (the “Minimum Fee”) to 0.50% (the “Maximum Fee”).

Newfleet was compensated under the terms of the Prior Fee Schedule based on its performance, and the Prior Fee Schedule was a fulcrum fee arrangement as follows:

	Total Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Dunham Corporate/Government Bond Fund	0.70% – 1.00%	0.50%	0.20% - 0.50%

All sub-advisory fees were within the limits of the negotiable sub-advisory fee range pre-approved by shareholders, which was 0%-1.70%.

During the first twelve months of the Prior Fee Schedule, the Fund accrued, on a daily basis, the Base Fee adjusted by the Performance Fee, as described in the preceding paragraph (the “Fulcrum Fee”). At the end of the first year of the Prior Fee Schedule, Newfleet was paid a lump sum that reflected the accrued Fulcrum Fee over the year.  Therefore, in the first year, the Fulcrum Fee methodology had two elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee and 2) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee.  Beginning with the thirteenth month of operation under the Prior Sub-Advisory Agreement, the entire sub-advisory fee was calculated daily and paid monthly based on the Fund’s average daily net assets and performance versus the Index over the prior rolling twelve-month period.

For the fiscal year ended October 31, 2012, pursuant to the Fulcrum Fee arrangement, the Fund paid $251,991 in investment sub-advisory fees to Newfleet and paid $421,704 in investment advisory fees to the Adviser.

Prior to July 1, 2013, when the New Fee Schedule became effective, Newfleet had contractually agreed to reduce its base Sub-Advisory fee by 0.05%, from 0.35% to 0.30% annually as of May 10, 2013 until May 30, 2014.

III.

NEW FEE SCHEDULE FOR THE FUND

At the Meeting, the Board approved the New Fee Schedule, which is attached hereto as Appendix A.  The New Fee Schedule is similar to the Prior Fee Schedule except that the base fee is lower and the null zone has increased.

As under the Prior Fee Schedule, Newfleet was compensated based on its performance, and the New Fee Schedule is also a fulcrum fee arrangement. The Base Fee under the New Fee Schedule is reduced by 5 bps to 0.30% annually, while the Performance Fee is unchanged.  The Performance Fee could adjust the Base Fee up or down by as much as +/- 0.15%, such that the sub-advisory fee could vary from 0.15% (the “Minimum Fee”) to 0.45% (the “Maximum Fee”).  The Performance Fee Rate will increase/decrease by 0.01% for each 0.10% of outperformance/underperformance of the Index.  There will be no adjustment to the Performance Fee, i.e. the Performance Fee Rate will be 0% if the Fund performs within the “null zone,” defined as +/-15 bps (0.15%) relative to the Index. The sub-advisory fee to be paid to Newfleet under the New Fee Schedule is within the limits of the negotiable sub-advisory fee range of 0%-0.70%, approved by shareholders of the Fund.

Newfleet will be compensated under the terms of the New Fee Schedule based on the Fund’s performance under a fulcrum fee arrangement as follows:

	Current Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Dunham Corporate/Government Bond Fund	0.70% – 1.00%	0.50%	0.15% - 0.45%

Newfleet is an investment management firm located at 100 Pearl Street, Hartford, Connecticut 06103 that was founded in 1989.  Virtus Investment Partners, Ltd. owns 100% of Newfleet.  As of June 30, 2013, Newfleet had approximately $12.3 billion in assets under management for a national client base including individuals and institutions.

Below is the name and principal occupation of each officer, director or controlling entity of Newfleet.  The business address of each person listed below is 100 Pearl Street, Hartford, CT 06103.

Name	Title	Principal Occupation
David Albrycht	President and Chief Investment Officer	Portfolio Manager
Michael A. Angerthal	Executive Vice President and Chief Financial Officer	Financial
George R. Aylward	Chief Executive Officer	Financial
Benjamin Caron	Managing Director and Portfolio Manager	Portfolio Manager
Kevin Carr	Senior Vice President and Secretary	Legal
Laura Ciemniewski	Vice President and Chief Compliance Officer	Compliance

Mark S. Flynn	Executive Vice President, General Counsel and Assistant Secretary	Legal
Jennifer S. Fromm	Assistant Secretary	Legal
David Fusco	Vice President, Compliance	Compliance
David G. Hanley	Vice President and Treasurer	Financial
Christopher J. Kelleher	Senior Managing Director and Senior Portfolio Manager	Portfolio Manager
Frank Ossino	Senior Managing Director and Senior Portfolio Manager	Portfolio Manager
Nicodemus Rinaldi	Senior Managing Director, Structured Products	Portfolio Manager
Amy Robinson	Managing Director	Portfolio Manager
Jeffrey R. Smith	Vice President	Operations
Andrew Szabo	Senior Managing Director, Structured Products	Portfolio Manager
Francis Waltman	Executive Vice President	Financial

The fee table below illustrates the Fulcrum Fee methodology employed in the New Fee Schedule.  The Performance Fee can adjust the Base Fee of 0.30% up or down by as much as +/- 0.15%, such that the sub-advisory fee can vary from the Minimum Fee of 0.20% to a Maximum Fee of 0.50%.  In addition, the fee table illustrates the sub-advisory fee moving at a rate of 0.01% for each 0.10% of outperformance or underperformance of the Index and no adjustment to the sub-advisory fee if the Fund performs within the “null zone”, defined as +/-15% relative to the Index.

ILLUSTRATIVE SUB-ADVISORY FEE RATES

Cumulative 12-Month Return	Performance Fee Adjustment	Total Fee Payable to Sub-Adviser
Plus or Minus Return of Index	Plus or Minus Base Fee (0.30%)	If Plus	If Minus
1.50% or more	0.15%	0.45%	0.15%
1.40%	0.14%	0.44%	0.16%
1.30%	0.13%	0.43%	0.17%
1.20%	0.12%	0.42%	0.18%
1.10%	0.11%	0.41%	0.19%
1.00%	0.10%	0.40%	0.20%
0.90%	0.09%	0.39%	0.21%
0.80%	0.08%	0.38%	0.22%
0.70%	0.07%	0.37%	0.23%
0.60%	0.06%	0.36%	0.24%
0.50%	0.05%	0.35%	0.25%
0.40%	0.04%	0.34%	0.26%
0.30%	0.03%	0.33%	0.27%
0.20%	0.02%	0.32%	0.28%
0.16%	0.02%	0.32%	0.28%
0.15%	NULL ZONE	0.30%	0.30%
EVEN WITH INDEX	BASE FEE	0.30%	0.30%

For the fiscal year ended October 31, 2012, the Fund effectively paid $673,696 in aggregate advisory fees. Had the New Fee Schedule been in effect for the same period, the Fund would have paid the Adviser $421,704 in investment advisory fees. However, based on the fees under the New Fee Schedule, Newfleet hypothetically would have received $209,820 in sub-advisory fees based on the Fund’s underperformance relative to the Index. As a result, the Fund hypothetically would have paid $631,525 in aggregate advisory fees for the fiscal year ended October 31, 2012. Under this hypothetical example, the aggregate advisory fees that would have been paid if the New Fee Schedule was in effect would have been 6.26% lower than the aggregate advisory fees actually paid by the Fund during the last fiscal year. This outcome is due to the lower performance fee paid under the New Sub-Advisory Agreement. Under the New Fee Schedule, Newfleet would have received lower advisory fees if it had underperformed the Index.

CURRENT FEE AND EXPENSE TABLES

CLASS A CURRENT FEE AND EXPENSE TABLES

The following table provides information about the Fund’s fees and expenses under the Prior Fee Schedule for Class A shares during the most recent fiscal year and reflects the size and performance of the Fund during that period:

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.50%
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.34%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Fund Operating Expenses	1.40%
Fee Reduction(2)	(0.05%)
Total Annual Fund Operating Expenses After Fee Reduction	1.35%

(1)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table may not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(2)  The Fund’s Sub-Adviser has contractually agreed to reduce its base Sub-Advisory fee by 5 bps (0.05%) annually through May 30, 2014.

Example: This Example in intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$581	$858	$1,156	$2,001

CLASS A PRO FORMA FEE AND EXPENSE TABLES

The following table provides information about the Fund’s fees and expenses under the New Fee Schedule for Class A shares as applied to the size and performance of the Fund during the fiscal year ended October 31, 2012.

CLASS A PRO FORMA FEE AND EXPENSE TABLES

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.50%
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.34%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Fund Operating Expenses	1.35%

(1)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table may not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example in intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$581	$858	$1,156	$2,001

 CLASS C CURRENT FEE AND EXPENSE TABLES

The following table provides information about the Fund’s fees and expenses under the Prior Fee Schedule for Class C shares during the most recent fiscal year and reflects the size and performance of the Fund during that period:

Shareholder Fees (fees paid directly from your investment)	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	0.75%
Other Expenses	0.34%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Fund Operating Expenses	1.90%
Fee Reduction(2)	(0.05%)
Total Annual Fund Operating Expenses After Fee Reduction	1.85%

(1)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table may not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(2) The Fund’s Sub-Adviser has contractually agreed to reduce its base Sub-Advisory fee by 5 bps (0.05%) annually through May 30, 2014.

Example: This Example in intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class C	$188	$582	$1,001	$2,169

CLASS C PRO FORMA FEE AND EXPENSE TABLES

The following table provides information about the Fund’s fees and expenses under the New Fee Schedule for Class C shares as applied to the size and performance of the Fund during the fiscal year ended October 31, 2012.

Shareholder Fees (fees paid directly from your investment)	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.75%
Other Expenses	0.34%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Fund Operating Expenses	1.85%

(1)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table may not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example in intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Example: This Example in intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class C	$188	$582	$1,001	$2,169

 CLASS N CURRENT FEE AND EXPENSE TABLES

The following table provides information about the Fund’s fees and expenses under the Prior Fee Schedule for Class N shares during the most recent fiscal year and reflects the size and performance of the Fund during that period:

Shareholder Fees (fees paid directly from your investment)	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.34%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Fund Operating Expenses	1.15%
Fee Reduction(2)	(0.05%)
Total Annual Fund Operating Expenses After Fee Reduction	1.10%

(1)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table may not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(2)  The Fund’s Sub-Adviser has contractually agreed to reduce its base Sub-Advisory fee by 5 bps (0.05%) annually through May 30, 2014.

Example: This Example in intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class N	$112	$350	$ 606	$1,340

CLASS N PRO FORMA FEE AND EXPENSE TABLES

The following table provides information about the Fund’s fees and expenses under the New Fee Schedule for Class N shares as applied to the size and performance of the Fund during the fiscal year ended October 31, 2012.

Shareholder Fees (fees paid directly from your investment)	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.34%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Fund Operating Expenses	1.10%

(1)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table may not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example in intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class N	$112	$350	$ 606	$1,340

BOARD CONSIDERATIONS IN APPROVING THE NEW FEE SCHEDULE

In connection with its review and approval of the New Fee Schedule at the June 25, 2013 Meeting, the Board considered materials furnished by Newfleet, including information about, but not limited to, Newfleet’s personnel, operations and financial condition.  The Trustees discussed the terms of the New Fee Schedule and the performance goals and fulcrum fee arrangements set forth therein. The Trustees, including the Independent Trustees, stated their belief that their conclusions regarding continuance of the Newfleet Sub-Advisory Agreement reached at their December 18, 2012 Board meeting were substantially the same and appropriate for adoption that day:

Performance.  As to the investment performance of Newfleet, the Board reviewed the performance of the Fund (as measured by the performance of Class N shares, the Trust’s largest share Class) compared to the average of the Fund’s relevant Morningstar category and average of a relevant peer group (collectively, the “Comparison Groups”) over various time periods, including since inception, through October 31, 2012.  Overall, the Board concluded that the performance of the Fund was acceptable.  The Trustees noted that the Fund has outperformed its Comparison Groups since inception in December 2004 and for the 1-and 5-year periods and slightly underperformed its Comparison Groups for the 3-year period.  The Board was satisfied with the Fund’s long-term performance.

Nature, Extent and Quality of Services.  As to the nature, extent and quality of the services provided by Newfleet, the Board noted the experience of the portfolio management and research personnel of Newfleet, including their experience in the investment field, education and/or industry credentials.  The Board reviewed the presentation materials prepared by Newfleet describing its investment process.  The Board also discussed Newfleet’s compliance structure and broker selection process, and noted the Adviser’s overall satisfaction with the level of services being provided by Newfleet and the Trust’s CCO’s satisfaction with its compliance policies and documentation.  It was the consensus of the Trustees that Newfleet continues to have adequate experience and expertise to manage the Fund in a manner acceptable to the Board.

Cost of Services.  As to the cost of the services provided and the profits realized by Newfleet, the Board considered the Base Fee (as defined in the Sub-Advisory Agreement) when the performance of the Fund is equal to that of the Index plus or minus a “null” zone.  The Trustees also discussed at length the operation of the Performance Fee and the impact on fees and expenses based on various performance results.  The Trustees compared the Newfleet sub-advisory fee to the fee charged to other accounts it manages.  The Board also compared the Fund’s fees and total expense ratio with those of a peer group of funds, discussed at length how each Fund compared, and concluded that the Sub-Advisory fee was within a reasonable range, particularly in light of the relatively small size of the  Fund.

The Board then considered the potential fee adjustments to be made to the Fund’s Base Fee based on performance.  The Trustees agreed that the 12-month period over which performance is computed is sufficiently long to provide a reasonable basis for indicating performance.  The Board also noted the performance adjustment to the Base Fee had been calculated daily during the first twelve months, based on the average net assets of the Fund from inception of the contract to date, and the comparative performance of the Fund (based on Class N shares) to the  Fund’s Index.  The Trustees further agreed that the method by which the Performance Fee is calculated under the Sub-Advisory Agreement ensures that any significant fee adjustments are attributable to Newfleet’s skill or lack thereof, rather than to random fluctuations, and the performance fee clearly aligns Newfleet’s interest with those of the Fund’s shareholders.  It was the consensus of the Board that the maximum performance adjustment under the Sub-Advisory Agreement would only be made for performance differences that could reasonably be considered meaningful and significant taking into account the Fund’s size, volatility, diversification and variability of performance differences.  After consideration, the Board was satisfied that the relationship of the fee adjustments to the Base Fee was not disproportionately large and that the Fund’s sub-advisory fee was acceptable in light of the quality of services the Fund has received and continues to expect to receive from Newfleet.

Profitability.  As to profitability, the Trustees discussed the total fees previously paid, and expected to be paid to Newfleet based on the Fund’s current assets, and noted that payments above the Base Fee are dependent on Newfleet’s performance relative to the Index and that generally when the Fund is performing well, fees tend to be higher than peer group averages.  They noted that Newfleet receives no other compensation from the Fund or the Adviser except the sub-advisory fees earned pursuant to the Sub-Advisory Agreement. The Trustees reviewed profitability analysis of Newfleet. With respect to profitability analysis, the Board concluded that in light of the alignment of interests between Newfleet and shareholders created by the performance-based fulcrum fee arrangement, the fee arrangement is reasonable and Newfleet would not reap excessive profits from its relationship with the Fund.  They noted that the Sub-Advisory fees will be higher for better performance by the Fund and agreed that profitability did not appear to be excessive.

Economies of Scale.  As to economics of scale, the Trustees noted that the Sub-Advisory Agreement did not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for Newfleet to share economies of scale with the Fund and the shareholders if the Fund experiences a substantial growth in assets, however, the Trustees recognized that the Fund had yet reached an asset level where Newfleet could realize significant economies of scale. The Trustees noted that economies of scale would need to be considered in the future as net asset levels of the Fund grow.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances but would need to be re-considered in the future.

Conclusion.  During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the Sub-Advisory Agreement.  Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Sub-Advisory Agreement and New Fee Schedule are fair and reasonable.

As a result of their considerations, the Board, including all of the Independent Trustees, determined that the New Fee Schedule is in the best interests of the Fund and its shareholders.  Accordingly, the Board, by separate vote of the Independent Trustees and the entire Board, unanimously approved the New Fee Schedule.

IV.

OTHER MATTERS

The following table provides information about shareholders of record as of August 20, 2013 of more than 5% of a share class.

Class	Name & Address	Percent of Class
C	Dunham Trust Company 241 Ridge St., Ste 100 Reno, NV 89501	78.8%
N	Dunham Trust Company 241 Ridge St., Ste 100 Reno, NV 89501	99.60%

As of August 20, 2013, the Trustees and officers as a group owned less than 1% of the Fund’s outstanding shares.

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended October 31, 2012 to a shareholder upon request.  To obtain the Trust’s annual report or semi-annual report, please contact the Trust by calling 1-888-3DUNHAM (or by writing to Dunham Funds, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130).

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.  The cost of the preparation, printing and distribution of this Information Statement is an expense of the Trust.

Principal Underwriter, Administrator and Custodian.  Dunham & Associates also serves as the Distributor for the shares of the Fund pursuant to a Distribution Agreement between the Trust, on behalf of the Fund, and Dunham & Associates. Gemini Fund Services, LLC (“Gemini”) provides administrative and fund accounting services to the Fund and acts as transfer, dividend disbursing and shareholder servicing agent to the Fund.  Gemini’s administrative and fund accounting services are located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788 and Gemini’s transfer agency operations are located at 17605 Wright Street, Suite 2, Omaha, NE 68130.  US Bank, N.A., which has its principal place of business at 425 Walnut Street, Cincinnati, OH 45202, serves as the Fund's custodian.

Delivery of Documents to Shareholders Sharing an Address.  Only one Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders.  Upon written or oral request, the Trust will promptly deliver a separate copy of this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered.  Contact the Trust by calling 1-888-3DUNHAM (338-6426) or writing to Dunham Funds, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130.  Shareholders at shared addresses can also contact the Trust to indicate their preference regarding receiving multiple or single copies annual or semi-annual reports, information statements or notices of internet availability of proxy materials at their shared address.

May 7, 2013

APPENDIX A

EXHIBIT A TO

SUB-ADVISORY AGREEMENT

AMONG

DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.;

DUNHAM FUNDS;

AND

NEWFLEET ASSET MANAGEMENT LLC

Effective on or about July 1, 2013

DUNHAM CORPORATE / GOVERNMENT BOND FUND Class C
Ticker: DCCGX
DUNHAM CORPORATE / GOVERNMENT BOND FUND Class N
Ticker: DNCGX
DUNHAM CORPORATE / GOVERNMENT BOND FUND Class A
Ticker: DACGX

FEE SCHEDULE / COMPENSATION
The Sub-Adviser shall be paid a Fulcrum Fee, consisting of a “Base Fee” and a “Performance Fee” component. Definitions, along with the specific methods of calculation, are described below.
Base Fee	30 Basis Points (0.30%) annually (one basis point “bp” equals one hundredth of one percent)
Performance Fee

The Performance Fee Rate will vary by up to +/-15 bps (0.15%) and the Performance Fee shall be added to or subtracted from the Base Fee to arrive at the total Fulcrum Fee. The comparative index is the Barclays Aggregate Bond Index (the “Index”) over the applicable measurement period. Fund performance will be based on Class N share performance (net of all expenses).  The Adviser shall notify the Sub-Adviser prior to any changes to the expense structure of Class N or prior to the addition of any new classes to the Fund.

The Performance Fee Rate will increase/decrease by 1 bp (0.01%) for each 10 bps (0.10%) of outperformance/underperformance of the Index. There will be no adjustment to the Performance Fee, i.e. the Performance Fee Rate will be 0% if the Fund performs within the “null zone,” defined as +/-15 bps (0.15%) relative to the Index.

It is possible that the Fund could pay the Sub-Adviser more than the Base Fee even though the performance of both the Fund and the Index is negative. This may occur when the decline in the performance of the Index is greater than the decline in the Fund’s performance.

Calculation method for Agreements thirteen months or older:

Base Fee

The Base Fee will be computed daily at the annual rate disclosed above applied to the Fund’s daily net assets.

Performance Fee

The Performance Fee Rate will be derived from the comparative performance of the Fund relative to the Index, according to the terms discussed above, over a trailing 12-month period that is “built up” each month.  The Performance Fee to be paid will be calculated by applying the annualized Performance Fee Rate calculated to the Fund’s average daily net assets during the “built up” trailing 12-month period.  The Performance Fee will be accrued daily.

Fulcrum Fee

The total Fulcrum Fee (Base Fee plus or minus Performance Fee) will be paid monthly.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average net assets for the month for the purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period.  If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the Base Fee Rate minus the Performance Fee Rate can never be negative (the Minimum Fee Rate is 15 bps), the Fulcrum Fee can be negative). In such instances, if there is a negative Fulcrum Fee and this is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee monthly.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be greater than 0.15% although the Base Fee Rate minus the Performance Fee Rate may be 0.15%.  Again, this is due to the fact that different periods are used as a basis for determining the net assets used to calculate both the Base Fee and the Performance Fee.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

In the event this Agreement is terminated, the total Fulcrum Fee accrued as of the effective date of the termination will be computed and the Sub-Adviser shall reimburse the Fund if the accrued Fulcrum Fee is negative and the Fund shall pay the Sub-Adviser if the accrued Fulcrum Fee is positive.

The Fee Table below illustrates how the Performance Fee Rate is calculated:

Cumulative Twelve Month	Performance Fee
Return Versus Index	Rate
1.50% or more Greater than the Index	0.15%
1.40% Greater than the Index	0.14%
1.30% Greater than the Index	0.13%
1.20% Greater than the Index	0.12%
1.10% Greater than the Index	0.11%
1.00% Greater than the Index	0.10%
0.90% Greater than the Index	0.09%
0.80% Greater than the Index	0.08%
0.70% Greater than the Index	0.07%
0.60% Greater than the Index	0.06%
0.50% Greater than the Index	0.05%
0.40% Greater than the Index	0.04%
0.30% Greater than the Index	0.03%
0.16% Greater than the Index	0.02%
0.15% Greater than the Index	0.00%
Even with the Index	0.00%
0.15% Less than the Index	0.00%
0.16% Less than the Index	-0.02%
0.30% Less than the Index	-0.03%
0.40% Less than the Index	-0.04%
0.50% Less than the Index	-0.05%
0.60% Less than the Index	-0.06%
0.70% Less than the Index	-0.07%
0.80% Less than the Index	-0.08%
0.90% Less than the Index	-0.09%
1.00% Less than the Index	-0.10%
1.10% Less than the Index	-0.11%
1.20% Less than the Index	-0.12%
1.30% Less than the Index	-0.13%
1.40% Less than the Index	-0.14%
1.50% or more Less than the Index	-0.15%

This AGREEMENT is dated May 7, 2013, and effective on or about July 1, 2013, among DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC., a California corporation (the “Adviser”), DUNHAM FUNDS, a Delaware statutory trust (the “Trust”) and NEWFLEET ASSET MANAGEMENT LLC, a California limited liability company (the “Sub-Adviser”) (each a “Party,” and together, the “Parties”).

ADVISER
DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.

By:

Name:

Jeffrey A. Dunham
Title:

President

TRUST

DUNHAM FUNDS

By:

Name:

 Denise S. Iverson
Title:

Treasurer

SUB-ADVISER
NEWFLEET ASSET MANAGEMENT LLC

By:

Name:

Title:

EXHIBIT B

NEWFLEET ASSET MANAGEMENT LLC

FORM ADV

DUNHAM CORPORATE/GOVERNMENT BOND FUND

a series of Dunham Funds

10251 Vista Sorrento Parkway, Suite 200

San Diego, CA  92121

(888) 3DUNHAM (338-6426)

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to the Dunham Corporate/Government Bond Fund (the “Fund”), a series of Dunham Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement describes a recent change to the Sub-Advisory Agreement with Newfleet Asset Management LLC (“Newfleet”), the Fund’s Sub-Adviser, relating to the Fund’s Sub-Advisory fee, thereby materially amending the Sub-Advisory Agreement (the “New Sub-Advisory Agreement”).  Specifically, at a meeting held on June 25, 2013, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, considered and approved a new Exhibit A Fee Schedule to the Fund’s Sub-Advisory Agreement (“New Sub-Advisory Fee Schedule”) with Newfleet.  Newfleet is compensated based on its performance and the New Sub-Advisory Fee Schedule is also a fulcrum fee arrangement.  Effective July 1, 2013, pursuant to the New Sub-Advisory Fee Schedule, the Base Fee under the New Sub-Advisory Agreement is reduced by 5 bps to 0.30% annually, and the null zone has increased. The Performance Fee is otherwise unchanged.

The New Sub-Advisory Agreement is the same in all material respects to the prior sub-advisory agreement with the exception of the New Sub-Advisory Fee scheduled discussed above.  As under the prior sub-advisory agreement, Newfleet will be compensated based on its performance and the New Sub-Advisory Agreement is also a fulcrum fee arrangement.  The sub-advisory fee to be paid to Newfleet is within the limits of the negotiable sub-advisory fee range of 0.00%–1.70%, approved with respect to the prior sub-advisory agreement by the Fund’s shareholders on February 28, 2008.

The Trust has received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that allows certain sub-adviser changes to be made without shareholder approval. The Order instead requires that an information statement be sent to shareholders of the Fund. In lieu of physical delivery of the Information Statement, the Fund will make the Information Statement available to you on the Trust’s website.

This Notice of Internet Availability of the Information Statement is being mailed on or about September 24, 2013 to shareholders of record of the Fund as of August 20, 2013. The Information Statement will be available on the Trust’s website at http://www.dunham.com/FundLiterature.aspx?TickerID=3 until December 30, 2013. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at (888) 3DUNHAM (338-6426).

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.